                                                                   EXHIBIT 10.29

                                 AVANTGO, INC.

                      ADDENDUM TO SERIES D PREFERRED STOCK

                               PURCHASE AGREEMENT
                               ------------------

     This Addendum to Series D Preferred Stock Purchase Agreement (the

"Addendum") is made as of the 7th day of April, 2000 by and among AvantGo, Inc.,
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a Delaware corporation (the "Company"), and the entities listed on Exhibit A
                             -------
attached hereto  (the "Additional Purchasers").
                       ---------------------

                                    RECITALS

     On March 8, 2000, the Company entered into a Series D Preferred Stock Purchase Agreement (the "Purchase Agreement") with certain investors set forth
                         ------------------
on Exhibit A attached thereto, which provides that the Company may sell all of
   ---------
the shares of the Company's authorized but unissued Series D Preferred Stock (the "Additional Shares") to the Additional Purchasers and that, under
      -----------------
conditions set forth therein, the Additional Purchasers may become parties to the Purchase Agreement and the Ancillary Agreements (as defined in the Purchase Agreement). All terms not defined herein shall have the meaning ascribed thereto in the Purchase Agreement.

                                   AGREEMENT

     In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

1.   Sale of Preferred Stock.

     Subject to the terms and conditions hereof, at the Closing (as defined in
Section 2.1 hereof) the Company will issue and sell to each Additional Purchaser, and each Additional Purchaser severally agrees to purchase from the Company, that number of Additional Shares specified opposite such Additional Purchaser's name on Exhibit A hereto, at a cash purchase price of $8.36 per
                    ---------
share. Each of the Additional Purchasers, by their signatures hereto, shall hereby (i) become parties to the Purchase Agreement, (ii) be considered a "Purchaser" for all purposes under the Purchase Agreement and (iii) have all the
----------
rights and obligations of a Purchaser thereunder. The Additional Shares acquired by the Additional Purchasers hereunder shall be considered "Series D Preferred
                                                            ------------------
Stock" for all purposes under the Purchase Agreement, as amended.
-----

2.   Closing; Delivery.

     2.1  Closing.

          The closing of the purchase and sale of the Additional Shares hereunder (the "Closing") shall be held at the offices of Perkins Coie LLP, Menlo Park, California, at 1:00 PM., on April 7th, 2000, or at such other time and place as the Company and the Additional Purchasers may agree.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commision.


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     2.2  Delivery.

          At the Closing, the Company will deliver to each Additional Purchaser a certificate representing the number of Additional Shares set forth opposite such Additional Purchaser's name on Exhibit A, against payment of the purchase
                                    ---------
price therefor by each Additional Purchaser by check payable to the Company or by wire transfer to the Company at its account maintained by Perkins Coie LLP, or by any combination thereof.

3.   Disclosure.

          Each Additional Purchaser hereby acknowledges receipt of the Purchase Agreement and the exhibits thereto. The Company affirms to each Additional Purchaser that:

          (i)  The representations and warranties of the Company set forth in
Section 2 of the Purchase Agreement were true and accurate when made;

          (ii) The representations and warranties set forth in Section 2 of the Purchase Agreement, which are incorporated herein by reference and made a part hereof, remain true and accurate as of the date hereof, except (A) for changes resulting from the transactions contemplated in the Purchase Agreement and (B) as set forth in the Schedule of Exceptions to Representations and Warranties attached hereto as Exhibit B.
                   ---------

          (iii) The conditions to closing set forth in Section 4 of the Purchase Agreement and in Section 5 hereof have been satisfied, provided that the conditions set forth in Section 4.1 of the Purchase Agreement shall include references to changes in the Company's representations and warranties and the Company's status, respectively, as set forth herein and in the Exhibits attached hereto, and resulting from the consummation of the transactions contemplated by the Purchase Agreement.

4.   Representations and Warranties of Additional Purchasers.

     4.1  Incorporation of Representations.

     Each Additional Purchaser acknowledges that such Additional Purchaser has reviewed the representations and warranties set forth in Section 3 of the Purchase Agreement and agrees with the Company that such representations and warranties, which are incorporated herein by this reference and made a part hereof, are true and correct as of the date hereof as they relate to such Additional Purchaser's purchase of the Additional Shares hereunder.

     4.2  Additional Representations by Foreign Purchasers.

     If an Additional Purchaser is not a United States person, such Additional Purchaser hereby represents that he or she has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within his jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax

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and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Such Additional Purchaser's subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of his or her jurisdiction.

5.   Conditions to Additional Purchasers' Obligations at Closing.

          The obligation of each Additional Purchaser to purchase the Additional Shares at the Closing is subject to the fulfillment to such Additional Purchaser's satisfaction at or prior to the Closing of the following conditions:

     5.1  Representations and Warranties Correct: Performance of Obligations.

          The representations and warranties made by the Company in Section 3 hereof, including the representations and warranties incorporated by reference from Section 2 of the Purchase Agreement, were true and correct in all material respects when made, and shall be true and correct in all material respects on and as of the date of the Closing with the same force and effect as if they had been made on and as of said date; and the Company shall have performed all obligations and conditions herein required to be performed or observed by it at or prior to the Closing.

     5.2  Legal Opinion.

          Each of the Additional Purchasers shall have received from Perkins Coie LLP, legal counsel for the Company, an opinion, dated as of the Closing, in substantially the form of Exhibit C.

     5.3  Compliance Certificate.

          The President of the Company shall deliver to the Purchasers at the Closing a certificate certifying that the conditions specified in Section 5.1 have been fulfilled.

6.   Conditions to Company's Obligations at Closing.

          The obligations of the Company under Section 1 of this Addendum are subject to the fulfillment at or before the Closing of each of the following conditions:

     6.1  Representations and Warranties.

          The representations and warranties of each Additional Purchaser contained in Section 4 hereof shall be true at the Closing.

7.   Miscellaneous.

     7.1  Survival of Warranties.

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          Unless otherwise set forth in this Addendum the warranties, representations and covenants of the Company and the Purchasers contained in or made pursuant to this Addendum shall survive the execution and delivery of this Addendum and the Closing.

     7.2  Incorporation by Reference.

          The provisions set forth in Section 6 of the Purchase Agreement (other than Sections 6.1 and 6.6) are incorporated herein by this reference and made a part hereof.

     7.3  Notices.

          Any notice required or permitted by this Addendum shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth below or on Exhibit A hereto, or as subsequently modified by written
                  ---------
notice, and if to the Company, with a copy to Perkins Coie LLP, 135 Commonwealth Drive, Suite 250, Menlo Park, California 94025 fax [******], Attn: Ralph
L. Arnheim III.

     7.4  Counterparts.

          This Addendum may be executed in any number of counterparts, each of which may be executed by less than all of the Additional Purchasers, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                            [Signature Page Follows]

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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     The parties hereto have executed this Addendum as of the date first set forth above.

                              AVANTGO, INC.



                              By:   /s/ Felix Lin
                                    -------------------------------------------
                                    Felix Lin, Chairman of the Board

                              PURCHASER:

                              RESEARCH IN MOTION USA CORPORATION

                              25227 Grogan's Mill Road
                              Suite 125
                              The Woodlands, TX
                              77382-1020

                              By: /s/  Illegible for
                                 --------------------------------------

                              Printed Name: Charles B. Meyer

                              Title:        Director

                              ADDITIONAL PURCHASER:

                                      Thomas J. Meredith & Lynn M. Meredith,
                                                     Trustees
                                            Meredith Family Revocable Trust
                              -------------------------------------------------
                              (Purchaser Name)   u/a/d 12-16-94 amended 9-30-99

                              By: /s/ Pam Meredith
                                 ----------------------------------------------
                              Name: Thomas J. Meredith
                                   --------------------------------------------

                              Title: Trustee
                                    -------------------------------------------

                              Address: 70 Pascal Lane
                                      -----------------------------------------
                                      Austin, TX 78746
                              -------------------------------------------------

                              Fax:  [******]
                                  ---------------------------------------------


                              ADDITIONAL PURCHASER:

                               /s/ R. Blumenthal
                              -------------------------------------------------
                              (Purchaser Name)

                              By: Randy Blumenthal
                                 ----------------------------------------------
                              Name:
                                   --------------------------------------------

                              Title:
                                    -------------------------------------------

                              Address: [******]
                                      -----------------------------------------

                              -------------------------------------------------

                              Fax:     [******]
                                  ---------------------------------------------



                              ADDITIONAL PURCHASER:

                              Curtis H. Smith
                              -------------------------------------------------
                              (Purchaser Name)

                              By:/s/ Curtis H. Smith
                                 ----------------------------------------------
                              Name: Curtis H. Smith
                                   --------------------------------------------

                              Title:
                                    -------------------------------------------

                              Address: [******]
                                      -----------------------------------------
                                       [******]
                              -------------------------------------------------

                              Fax: [******]
                                  ---------------------------------------------


                              ADDITIONAL PURCHASER:

                              TWB Investment Partnership L.P.
                              -------------------------------------------------
                              (Purchaser Name)

                              By: /s/ Robert E. Giles
                                 ----------------------------------------------
                              Name: Robert E. Giles
                                   --------------------------------------------

                              Title: Managing Director
                                    -------------------------------------------

                              Address: 1201 Third Avenue 40th Floor
                                      -----------------------------------------
                                       Seattle, WA 98101
                              -------------------------------------------------

                              Fax:     [******]
                                  ---------------------------------------------



                              ADDITIONAL PURCHASER:

                                Broadway SLP
                              -------------------------------------------------
                              (Purchaser Name)

                              By: /s/ Peter Mooney
                                 ----------------------------------------------
                              Name: Peter Mooney
                                   --------------------------------------------

                              Title: CFO of its GP Broadway Scottish LLC
                                    -------------------------------------------

                              Address:
                                      -----------------------------------------

                              -------------------------------------------------

                              Fax:
                                  ---------------------------------------------


                              ADDITIONAL PURCHASER:

                              SKGF Investments-2000-1, L.L.C.
                              -------------------------------------------------
                              (Purchaser Name)

                              By:/s/ Jorge A. Goldstein
                                 ----------------------------------------------
                              Name: Jorge A. Goldstein
                                   --------------------------------------------

                              Title: Manager
                                    -------------------------------------------

                              Address: 1100 New York Avenue, Suite 600 NW
                                      -----------------------------------------
                                       Washington, D.C. 20005
                              -------------------------------------------------

                              Fax: [******]
                                  ---------------------------------------------

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                              ADDITIONAL PURCHASER:

                               Allen & Company Incorporated
                              -------------------------------------------------
                              (Purchaser Name)

                              By:    /s/ Kim Wieland
                                 ----------------------------------------------
                              Name:  Kim M. Wieland
                                   --------------------------------------------

                              Title:  CFO & Managing Director
                                    -------------------------------------------

                              Address:  74 Fifth Ave
                                      -----------------------------------------
                                        NY, NY 10022
                              -------------------------------------------------

                              Fax:  [******]
                                  ---------------------------------------------


                              ADDITIONAL PURCHASER:

                              Write Image Limited
                              -------------------------------------------------
                              (Purchaser Name)

                              By:    /s/ Stephen Ellis
                                 ----------------------------------------------
                              Name:  Stephen Ellis
                                   --------------------------------------------

                              Title:  Director
                                    -------------------------------------------

                              Address:  271 Regent Street
                                      -----------------------------------------
                               London, WIR 8BP UK
                              -------------------------------------------------
                              Fax:  [******]
                                  ---------------------------------------------


                              ADDITIONAL PURCHASER:

                              ANGEL (0) INVESTORS II, L.P.
                              -------------------------------------------------
                              (Purchaser Name)

                              By:    ArchAngel II, LLC its general partner
                                 ----------------------------------------------
                              Name:  /s/ J. Casey McGlynn
                                   --------------------------------------------
                                     J. Casey McGlynn
                              Title:  Member
                                    -------------------------------------------

                              Address:  c/o Wilson Sonsini Goodrich & Rosati
                                      -----------------------------------------
                                       650 Page Mill Road, Palo Alto, CA 94304
                              -------------------------------------------------

                              Fax:  [******]
                                  ---------------------------------------------


                              ADDITIONAL PURCHASER:

                              SCOTT BONHAM
                              -------------------------------------------------
                              (Purchaser Name)

                              By:    /s/ S Bonham
                                 ----------------------------------------------
                              Name:  Scott Bonham
                                   --------------------------------------------

                              Title:  Vice President, Capital Group
                                    -------------------------------------------

                              Address:  253 30th Avenue
                                      -----------------------------------------
                                San Francisco, CA 94121
                              -------------------------------------------------

                              Fax:
                                  ---------------------------------------------


                              ADDITIONAL PURCHASER:

                              DRW VENTURE PARTNERS LP
                              -------------------------------------------------
                              (Purchaser Name)

                              By:    /s/ Mary Zimmer
                                 ----------------------------------------------
                              Name:  Mary Zimmer
                                   --------------------------------------------

                              Title:  Director Finance & Administration
                                    -------------------------------------------

                              Address:  60 South 6th Street
                                      -----------------------------------------
                               Minneapolis, MN 55402
                              -------------------------------------------------

                              Fax:  [******]
                                  ---------------------------------------------


                              ADDITIONAL PURCHASER:

                                THE LEASING GROUP PLC
                              -------------------------------------------------
                              (Purchaser Name)

                              By:    /s/ Tom Melvin
                                 ----------------------------------------------
                              Name:  Tom Melvin
                                   --------------------------------------------

                              Title:  Group Director
                                    -------------------------------------------

                              Address:  42 Kenavon Drive
                                      -----------------------------------------
                                 Reading, Berkshire RGI 3DJ
                              -------------------------------------------------

                              Fax:  [******]
                                  ---------------------------------------------

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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